UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 1, 2004
                                                       (October 27, 2004)

                           Newcastle Investment Corp.
             -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Maryland                    001-31458                  81-0559116
  ----------                  -----------               -------------
(State or other               (Commission               (IRS Employer
jurisdiction of               File Number)            Identification No.)
incorporation)


   1251 Avenue of the Americas, 16th Floor, New York, NY       10020
   -----------------------------------------------------      -------
          (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code   (212) 798-6100


                                 Not Applicable
             -----------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 27, 2004, Newcastle Investment Corp. (the "Company") announced its results of operations for the quarter ended September 30, 2004. A copy of the related press release is attached hereto as Exhibit 99.1.

         The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1 Press Release, dated October 27, 2004, issued by Newcastle Investment Corp.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Newcastle Investment Corp.
                                                   --------------------------
                                                   (Registrant)


Date:  November 1, 2004                       By:  /s/ Randal A. Nardone
                                                   --------------------------
                                                   Name:  Randal A. Nardone
                                                   Title: Secretary
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                                 EXHIBIT INDEX


EXHIBIT NO.                      DESCRIPTION

  99.1 Press Release, dated October 27, 2004, issued by Newcastle Investment Corp.